MAINSTAY FUNDS TRUST

MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
(the “Funds”)

Supplement dated December 16, 2021 (“Supplement”) to the Summary Prospectuses and Prospectuses, each dated August 28, 2021
and
Statement of Additional Information dated February 28, 2021, as amended and supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses and Statement of Additional Information.

Effective on or about December 31, 2021, T. Ritson Ferguson will no longer serve as a portfolio manager for the Funds. All references to Mr. Ferguson will be deleted in their entirety at that time. Except for this change, each Fund’s portfolio management team will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.